LAZARD ASSET MANAGEMENT

Lazard World
Dividend & Income
Fund, Inc.

First Quarter Report

M A R C H  3 1,  2 0 1 2

Lazard World Dividend & Income Fund, Inc.
Investment Overview

Dear Stockholders,

We are pleased to present this report for Lazard World Dividend & Income Fund, Inc. (“LOR” or the “Fund”), for the quarter ended March 31, 2012. LOR is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on June 28, 2005. Its ticker symbol is “LOR.”

For the first quarter of 2012, the Fund’s net asset value (“NAV”) performance was ahead of its benchmark, the Morgan Stanley Capital International (MSCI®) All Country World® Index (the “Index”). We are pleased with LOR’s favorable NAV performance over the one-, three-, and five-year periods, as well as since inception. We believe that the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of March 31, 2012)

For the first quarter of 2012, the Fund’s NAV rose 13.1%, outperforming the Index return of 11.9%. The Fund’s NAV performance has outperformed the Index for the one-, three-, and five-year periods, as well as since inception, returning 6.1% versus 4.7% for the Index. Shares of LOR ended the first quarter of 2012 with a market price of $12.20, representing a 10.6% discount to the Fund’s NAV of $13.65.

The Fund’s net assets were $95.8 million as of March 31, 2012, with total leveraged assets of $128.3 million, representing a 26.8% leverage rate. This leverage rate is higher than that at the end of the last quarter (23.6%), and below the maximum permitted leverage rate of 33⅓%.

Within the world equity portfolio, an overweight exposure to the financials sector, and stock selection in the telecom services sector, helped performance during the first quarter. However, despite strong stock selection, an overweight exposure to the telecom services sector hurt performance, as did an underweight exposure to the information technology sector.

Performance for the smaller, short duration1 emerging market currency and debt portion of the Fund was negative in March but has been robust for the year-to-date. It has been a positive contributor to performance for the Fund since inception.

As of March 31, 2012, 72.2% of the Fund’s total leveraged assets consisted of world equities, 27.3% consisted of emerging market currency and debt instruments, and 0.5% consisted of cash and other net assets.

Declaration of Distributions

Pursuant to LOR’s Level Distribution Policy, the Fund declares, monthly, a distribution equal to 6.5% (on an annualized basis) of the Fund’s NAV on the last business day of the previous year (December 31, 2011). The current monthly distribution rate per share of $0.06635 represents a distribution yield of 6.5% based on the Fund’s $12.20 market price as of the close of trading on the NYSE on March 31, 2012. It is currently estimated that $0.06877 of the $0.19905 distributed per share year to date through March 31, 2012 may represent a return of capital.

Additional Information

Please note that, available on www.LazardNet.com, are frequent updates on the Fund’s performance, press releases, distribution information, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics, including the notices required by Section 19(a) of the Investment Company Act of 1940, as amended. You may also reach Lazard by phone at 1-800-823-6300.

On behalf of Lazard, we thank you for your investment in Lazard World Dividend & Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

Message from the Portfolio Managers

World Equity Portfolio
(72.2% of total leveraged assets)

The Fund’s world equity portfolio is typically invested in 60 to 90 securities broadly diversified in both developed and emerging market countries and across the capitalization spectrum. Examples include Pfizer, a research-based, global pharmaceutical company that is based in the United States; Zurich Financial Services, a Swiss insurance-based financial services provider active in North America, Europe, Asia-Pacific, Latin America, and other markets; and Kumba Iron Ore, an iron ore mining company based in South Africa.

As of March 31, 2012, 31.9% of these stocks were based in North America, 28.0% were based in Continental Europe (not including the United Kingdom), 17.8% were from Asia (not including Japan), 7.3% were in Africa and the Middle East, 6.8% were from the United Kingdom, 5.9% were based in Latin America, and 2.3% were from Japan. The world equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at March 31, 2012, were financials (32.3%), which includes banks, insurance companies, and financial services companies, and telecom services (11.6%), which include companies specializing in communications or telecommunication equipment production. Other sectors in the portfolio include consumer discretionary, consumer staples, energy, health care, industrials, information technology, materials, and utilities. The average dividend yield on the securities held in the world equity portfolio was approximately 5.3% as of March 31, 2012.

World Equity Markets Review
The rally that began in early October 2011 continued through the first quarter, with global stocks now greater than 20% above their early October lows. Improving sentiment on the economic outlook drove the rally as U.S. economic reports have been consistently above expectations in recent months. Inflation in the emerging markets, the primary cloud hanging over these economies, has also begun to moderate, which should enable governments to shift their focus from restraining inflation to stimulating growth. In addition, concerns about a catastrophic turn in the European sovereign crisis have abated following the introduction of the European Central Bank’s (the “ECB”) Long Term Refinancing Operation (the “LTRO”) program, which has alleviated funding pressures for Eurozone financials and reduced the risk of a sharp recession in Europe precipitated by a credit crunch. However, the composition of the rally changed significantly during 2012 as larger-cap, less economically sensitive stocks that dominated market performance in 2011 languished in early 2012, and investors rotated into more cyclical companies amid the improving economic outlook. This reversal was also felt within the higher-yielding segment of the market, with more cyclical income stocks rebounding strongly after lagging materially in 2011. This reversal may persist, as even following their recent rebound, more cyclical income stocks remain at a wider-than-usual valuation discount relative to more defensive income stocks.

While the economic outlook appears better than it did in early October, stocks are also significantly more expensive than they were prior to their strong rally; however, they remain attractively valued relative to historical norms. In addition, there have been many sharp swings in economic outlook since the financial crisis, and we would not be surprised to see more swings as economies around the world remain fragile and weighed down by deleveraging. Still, governments continue to be innovative in seeking ways to stimulate growth.

What Helped and What Hurt LOR
The Fund was helped by its position in Bank of America preferred shares, which rose strongly as concerns over a funding crisis in Europe abated. As a large global financial company, Bank of America has substantial exposure to Europe, which weighed on the preferred shares in late 2011. The improving sentiment on Europe also helped shares of German insurer Allianz. In addition, the German equity market was a significant underperformer in the second half of 2011,

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

and regained much of this ground during early 2012. Shares of Russian telecom Mobile TeleSystems also helped the Fund’s return as the rising oil price improved sentiment on the Russian economy. In addition, Mobile TeleSystems continues to aggressively reduce costs in an effort to enhance profitability.

In contrast, shares of Italian toll road operator Atlantia detracted from returns as concerns over increased taxation of toll road assets weighed on shares. However, we feel these concerns may be lessened, as the company’s toll road contracts are typically difficult to change, and the pricing flexibility Atlantia enjoys means any higher taxes are likely to be passed on to consumers. Total’s Elgin Franklin natural gas well in the North Sea has a serious leak which has yet to be corrected, and the financial and environmental effects are not yet fully known. The position was reduced due to this uncertainty. Shares of energy conglomerate Royal Dutch Shell also detracted from returns as it lagged both the broad market and its major oil peers following strong outperformance in 2011. We believe Shell will continue to benefit from a substantial increase in free cash flow as major projects it funded in recent years come on-stream and begin to generate cash, much of which should be returned to shareholders through dividends.

Emerging Market Currency and Debt Portfolio
(27.3% of total leveraged assets)

The Fund also seeks enhanced income through investing in primarily high-yielding, short-duration emerging market forward currency contracts and local currency debt instruments. As of March 31, 2012, this portfolio consisted of forward currency contracts (68.1%) and sovereign debt obligations (31.9%). The average duration of the emerging market currency and debt portfolio decreased from approximately 12 months to approximately 9 months during the first quarter, while the average yield declined from 7.8%2 at of the end of December 2011 to 6.4% on March 31, 2012.

Emerging Market Currency and Debt Market Review
Anticipation of the second leg of liquidity provisions by the ECB via its three-year lending facility (the LTRO) buoyed markets throughout January and February. These LTRO provisions have eased banking system stress, reduced equity and currency volatility indicators, and facilitated a narrowing of most peripheral credit markets’ borrowing costs. The demand for this tranche was slightly higher than in December, large enough to address the imminent liquidity demands, but not so high as to instill fears of imminent European insolvency. Data out of the United States, particularly regarding employment, continued to surprise on the upside, while Chinese data indicated a policy-engineered pace of slowing growth and rebalancing, successful lowering of inflation and, most importantly, no evidence of a hard landing. Portfolio capital flows into emerging market debt and equities remained buoyant during this period, with Asia receiving the strongest flows. By quarter end, flows had moderated, with some markets, such as Indonesia and Turkey, seeing net outflows. This suggests that investors may be placing a greater emphasis on fundamentals to differentiate between markets within the emerging markets, as opposed to vacillation between a sentiment-driven risk on/risk off trade, which has dominated markets for the past several months. Following the strong returns of the first two months of 2012, most emerging local markets gave back some gains in March. The U.S. Federal Reserve’s guidance of lower rates for a longer time period reinforced the case for continued outperformance of emerging market currencies against developed market currencies. Nearly all fund exposures were positive during the quarter, with the best performance coming from local currency markets which had suffered the sharpest losses since August.

What Helped and What Hurt LOR
The larger, deeper emerging markets that sold off most in 2011, notably Mexico, Turkey, Brazil, India, Poland, and South Africa, made a strong recovery in the first quarter. The Fund participated in this strength due to active reallocation of exposure from frontier positions, which had provided uncorrelated returns and damp-

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

ened overall portfolio volatility during the second half of 2011, into the liquid markets prior to their rally.

Inflation-linked bonds in Brazil and Turkey helped performance, as the assets outperformed relative to local money markets. Nearly half of our exposure to these markets is in inflation-linked bonds, as we believe inflation is likely to rise in these countries, where each focuses on maintaining growth, potentially at the expense of allowing higher inflation. The continued strength from frontier markets such as Uganda, Nigeria, and Uruguay also helped performance during the first quarter.

Limited exposure to the Czech Republic, and no exposure to Hungary, hurt performance as both rallied during the period. We avoided Hungary in 2012 due to the government’s questionable commitment to meeting European Commission and International Monetary Fund conditionality, the country’s currency and debt vulnerabilities to European parent banks’ deleveraging, as well as its exceedingly weak domestic economy. Frontier markets have generally lagged the rally, and several markets (specifically Ghana, Serbia, and Zambia) have detracted from relative returns.

Notes to Investment Overview:

[1]

A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

[2]	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, or a guarantee, of future results.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s Investment Manager and the securities described in this report are as of March 31, 2012; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in the Fund at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of the Fund’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LOR and MSCI ACWI Index* (unaudited)

Average Annual Total Returns*
Periods Ended March 31, 2012
(unaudited)

	One Year	Five Years	Since Inception**

Market Price	-2.54%	-0.17%	4.47%
Net Asset Value	1.26%	0.12%	6.10%
MSCI ACWI Index	-0.73%	-0.19%	4.73%

*

All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

**	The Fund’s inception date was June 28, 2005.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (concluded)

Ten Largest Equity Holdings
March 31, 2012 (unaudited)

Security	Value	Percentage of Net Assets

AT&T, Inc.	$3,717,932	3.9%
Atlantia SpA	3,003,699	3.1
Eni SpA	2,964,025	3.1
Royal Dutch Shell PLC, A Shares	2,766,810	2.9
Israel Chemicals, Ltd.	2,525,925	2.6
Darden Restaurants, Inc.	2,496,608	2.6
Zurich Financial Services AG	2,389,450	2.5
Southern Copper Corp.	2,368,103	2.5
Duke Realty Corp. REIT	2,251,380	2.3
Merck & Co., Inc.	2,165,760	2.3

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments
March 31, 2012 (unaudited)

Description	Shares	Value

Common Stocks—95.0%

Australia—6.8%
DUET Group	534,100	$1,006,910
Goodman Fielder, Ltd.	1,187,839	848,992
National Australia Bank, Ltd.	26,700	680,367
Telstra Corp., Ltd.	597,062	2,034,755
Transurban Group	181,260	1,051,445
Westfield Group REIT	98,961	905,152

		6,527,621

Brazil—5.7%
Banco do Brasil SA	146,817	2,087,102
Cielo SA	14,540	492,964
Direcional Engenharia SA	81,600	459,976
MRV Engenharia e Participacoes SA	60,800	431,324
Redecard SA	79,700	1,547,764
Vale SA Sponsored ADR	18,800	438,604

		5,457,734

Canada—0.8%
Just Energy Group, Inc.	53,700	743,208

China—3.2%
Agricultural Bank of China, Ltd., Class H	1,453,000	621,200
China Construction Bank Corp., Class H	914,180	707,512
Industrial and Commercial Bank of China, Ltd., Class H	1,036,440	668,667
Zoomlion Heavy Industry Science and Technology Co., Ltd., Class H	778,800	1,036,989

		3,034,368

Egypt—1.4%
Orascom Construction Industries	31,840	1,360,053

Finland—2.2%
Sampo Oyj, A Shares	71,503	2,066,528

France—4.8%
AXA SA	85,960	1,425,035
Total SA	27,541	1,404,610
Valeo SA	15,070	790,287
Vivendi SA	52,805	969,062

		4,588,994

Germany—3.6%
Allianz SE	14,415	1,720,086
BASF SE	8,500	743,558
Bayerische Motoren Werke AG	11,170	1,004,533

		3,468,177

Hong Kong—0.2%
Dongyue Group	260,000	238,386

Indonesia—1.6%
PT Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk	1,889,000	229,308
PT Perusahaan Gas Negara (Persero) Tbk	3,085,000	1,282,043

		1,511,351

Ireland—0.7%
Willis Group Holdings PLC (a)	18,800	657,624

Israel—2.6%
Israel Chemicals, Ltd.	222,018	2,525,925

Italy—6.2%
Atlantia SpA	180,896	3,003,699
Eni SpA	126,345	2,964,025

		5,967,724

Japan—2.3%
Daito Trust Construction Co., Ltd.	11,200	1,005,388
Mizuho Financial Group, Inc.	715,200	1,166,510

		2,171,898

New Zealand—0.7%
Telecom Corp. of New Zealand, Ltd.	321,784	638,931

Norway—2.1%
Gjensidige Forsikring ASA	56,497	667,180
Orkla ASA	106,360	841,579
Seadrill, Ltd.	14,300	536,393

		2,045,152

Philippines—0.6%
Philippine Long Distance Telephone Co. Sponsored ADR (a)	9,400	584,586

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2012 (unaudited)

Description	Shares	Value

Russia—2.3%
Mobile TeleSystems OJSC Sponsored ADR (a)	80,400	$1,474,536
Oriflame Cosmetics SA SDR	17,990	693,136

		2,167,672

Singapore—0.7%
DBS Group Holdings, Ltd.	61,000	688,103

South Africa—3.0%
Kumba Iron Ore, Ltd.	13,647	935,863
Lewis Group, Ltd.	22,638	224,875
Life Healthcare Group Holdings, Ltd.	259,411	845,428
MTN Group, Ltd.	51,100	899,429

		2,905,595

Spain—1.1%
Mediaset Espana Comunicacion SA	181,700	1,042,033

Switzerland—2.5%
Zurich Financial Services AG	8,891	2,389,450

Taiwan—3.0%
HTC Corp.	39,000	788,866
Siliconware Precision Industries Co.	696,000	844,222
Taiwan Semiconductor Manufacturing Co., Ltd.	448,290	1,289,530

		2,922,618

Thailand—0.3%
Tisco Financial Group PCL	198,000	266,353

Turkey—1.6%
Tofas Turk Otomobil Fabrikasi AS	187,600	802,060
Tupras-Turkiye Petrol Rafinerileri AS	29,837	761,703

		1,563,763

United Kingdom—6.6%
Aviva PLC	158,460	840,210
BAE Systems PLC	133,329	639,566
Man Group PLC	316,159	681,679
Royal Dutch Shell PLC, A Shares (a)	79,030	2,766,810
Vodafone Group PLC	491,843	1,354,703

		6,282,968

United States—28.4%
Altria Group, Inc. (a)	52,790	1,629,627
AT&T, Inc. (a)	119,050	3,717,932
Cliffs Natural Resources, Inc.	6,700	464,042
Corrections Corp. of America (b)	26,700	729,177
Darden Restaurants, Inc. (a)	48,800	2,496,608
Duke Realty Corp. REIT (a)	157,000	2,251,380
E. I. du Pont de Nemours & Co.	9,130	482,977
Fifth Third Bancorp	84,600	1,188,630
General Electric Co.	24,100	483,687
Harsco Corp.	31,100	729,606
Honeywell International, Inc.	7,700	470,085
Intel Corp. (a)	31,130	875,064
JPMorgan Chase & Co.	11,900	547,162
Medical Properties Trust, Inc. REIT	78,900	732,192
Merck & Co., Inc. (a)	56,400	2,165,760
Molson Coors Brewing Co., Class B (a)	27,300	1,235,325
Pfizer, Inc. (a)	52,200	1,182,852
Regency Centers Corp. REIT (a)	22,100	983,008
Southern Copper Corp. (a)	74,680	2,368,103
Sysco Corp. (a)	48,900	1,460,154
The Macerich Co. REIT (a)	17,400	1,004,850

		27,198,221

Total Common Stocks
(Identified cost $86,564,460)		91,015,036

Preferred Stock—1.7%
United States—1.7%
Bank of America Corp., Series L, 7.25% (Identified cost $1,391,702) (a)	1,665	1,629,869

Description	Principal Amount (000) (c)	Value

Foreign Government Obligations—12.9%
Brazil—3.4%
Brazil NTN-B, 6.00%, 05/15/15	2,330	$2,919,141
Brazil NTN-F, 10.00%, 01/01/13	648	365,943

		3,285,084

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2012 (unaudited)

Description	Principal Amount (000) (c)	Value

Colombia—0.1%
Republic of Colombia, 12.00%, 10/22/15	188,000	$131,902

Ghana—0.1%
Ghana Government Bond, 13.67%, 06/11/12	190	106,869

Israel—0.1%
Israel Government Bond—Shahar, 10.00%, 05/31/12	255	75,327

Mexico—4.1%
Mexican Bonos, 9.50%, 12/18/14	9,000	784,437
Mexican Cetes:
0.00%, 05/03/12	70,000	544,930
0.00%, 06/14/12	97,300	753,497
0.00%, 08/23/12	60,000	460,592
Mexican Udibonos:
4.50%, 12/18/14	2,650	1,058,815
5.00%, 06/16/16	870	365,516

		3,967,787

Romania—1.5%
Romania Treasury Bills:
0.00%, 04/04/12	700	212,781
0.00%, 06/06/12	1,180	355,415
0.00%, 07/25/12	2,950	882,305

		1,450,501

South Africa—1.1%
Republic of South Africa:
8.00%, 12/21/18	4,000	529,814
7.25%, 01/15/20	4,000	505,227

		1,035,041

Turkey—1.6%
Turkey Government Bonds:
4.00%, 04/29/15	930	538,593
3.00%, 07/21/21	1,034	559,791
3.00%, 02/23/22	773	417,092

		1,515,476

Uruguay—0.9%
Uruguay Treasury Bills:
0.00%, 06/22/12	3,474	174,721
0.00%, 08/24/12	7,520	374,417
0.00%, 05/09/13	1,350	62,091
0.00%, 06/27/13	2,880	130,911
0.00%, 08/15/13	3,000	133,852

		875,992

Total Foreign Government Obligations
(Identified cost $12,318,727)		12,443,979

Description	Shares	Value

Short-Term Investment—0.1%
State Street Institutional Treasury Money Market Fund (Identified cost $71,764)	71,764	$71,764

Total Investments—109.7%
(Identified cost $100,346,653) (d)		$105,160,648
Liabilities in Excess of Cash and Other Assets—(9.7)%		(9,312,669)

Net Assets—100.0%		$95,847,979

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2012 (unaudited)

Forward Currency Purchase Contracts open at March 31, 2012:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

BRL	BRC	05/03/12	800,714	$436,000	$435,644	$—	$356
BRL	HSB	04/03/12	2,021,380	1,109,368	1,107,332	—	2,036
BRL	RBC	04/03/12	267,143	147,000	146,344	—	656
BRL	RBC	04/03/12	1,754,237	963,602	960,989	—	2,613
CLP	BNP	05/14/12	253,094,800	518,000	515,373	—	2,627
CLP	HSB	04/13/12	199,898,750	391,000	408,607	17,607	—
CNY	BRC	08/13/12	1,714,128	268,000	271,778	3,778	—
CNY	HSB	06/13/12	1,230,182	193,000	195,113	2,113	—
CNY	JPM	06/13/12	6,287,760	984,000	997,271	13,271	—
CNY	JPM	09/24/12	5,141,740	811,000	815,145	4,145	—
COP	CIT	05/22/12	802,592,000	448,000	446,310	—	1,690
COP	HSB	09/24/12	849,455,400	474,000	466,933	—	7,067
CZK	BNP	04/13/12	8,612,125	459,000	463,357	4,357	—
CZK	CIT	04/27/12	8,604,407	458,124	462,912	4,788	—
CZK	CIT	05/29/12	8,606,050	458,212	462,953	4,741	—
CZK	JPM	04/16/12	6,704,627	351,000	360,723	9,723	—
CZK	JPM	05/14/12	8,886,552	474,000	478,063	4,063	—
DOP	CIT	05/18/12	4,078,800	103,000	7,410	—	95,590
EUR	BNP	04/02/12	137,669	181,794	183,609	1,815	—
EUR	BNP	04/30/12	137,669	183,352	183,630	278	—
EUR	CIT	04/02/12	447,748	596,401	597,162	761	—
EUR	CIT	04/13/12	853,802	1,136,000	1,138,763	2,763	—
EUR	HSB	04/02/12	1,393,816	1,857,511	1,858,932	1,421	—
EUR	JPM	04/02/12	116,809	155,601	155,788	187	—
EUR	JPM	04/13/12	151,740	200,000	202,385	2,385	—
EUR	JPM	04/16/12	270,522	357,198	360,816	3,618	—
GHS	CIT	05/02/12	308,000	178,758	171,676	—	7,082
GHS	JPM	08/09/12	433,588	244,000	234,017	—	9,983
GHS	SCB	04/10/12	821,000	475,942	460,847	—	15,095
GHS	SCB	04/13/12	277,000	161,234	155,337	—	5,897
GHS	SCB	05/21/12	862,000	492,290	477,589	—	14,701
IDR	BRC	05/14/12	4,224,990,000	462,000	460,169	—	1,831
IDR	SCB	04/26/12	2,279,190,000	246,000	248,690	2,690	—
ILS	BNP	05/02/12	1,155,000	309,001	310,927	1,926	—
ILS	BNP	06/04/12	1,155,000	308,531	310,494	1,963	—
ILS	BRC	04/27/12	2,643,632	703,000	711,851	8,851	—

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2012 (unaudited)

Forward Currency Purchase Contracts open at March 31, 2012 (continued):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

ILS	CIT	04/12/12	753,225	$199,000	$202,976	$3,976	$—
INR	BNP	05/21/12	13,328,100	278,045	258,890	—	19,155
INR	BRC	05/21/12	5,532,780	101,000	107,471	6,471	—
INR	BRC	05/21/12	9,567,840	186,000	185,850	—	150
INR	BRC	05/21/12	26,465,590	553,905	514,078	—	39,827
INR	BRC	11/15/12	6,360,330	123,000	120,035	—	2,965
INR	JPM	05/25/12	10,780,200	226,000	209,233	—	16,767
INR	UBS	05/25/12	24,625,740	514,000	477,960	—	36,040
KRW	JPM	04/13/12	1,060,513,300	946,000	935,252	—	10,748
KRW	SCB	04/26/12	532,533,500	470,000	469,159	—	841
KZT	CIT	11/08/12	39,882,500	265,000	268,755	3,755	—
KZT	CIT	01/25/13	12,601,890	83,000	84,701	1,701	—
KZT	HSB	12/24/12	28,093,975	185,500	189,093	3,593	—
KZT	HSB	01/25/13	28,149,625	185,500	189,202	3,702	—
KZT	ING	08/07/12	19,760,400	132,000	133,352	1,352	—
MXN	UBS	04/03/12	3,717,485	290,678	290,569	—	109
MYR	SCB	04/30/12	5,726,381	1,866,000	1,865,584	—	416
NGN	CIT	04/23/12	29,338,800	184,000	181,037	—	2,963
NGN	CIT	04/27/12	42,957,000	270,000	78,038	—	191,962
NGN	CIT	05/14/12	19,500,000	119,266	123,701	4,435	—
NGN	CIT	06/27/12	27,631,500	169,810	708,849	539,039	—
NGN	JPM	04/10/12	31,689,000	194,411	812,919	618,508	—
NGN	SCB	04/10/12	19,369,700	119,125	496,892	377,767	—
NGN	SCB	04/10/12	47,961,000	292,000	1,230,346	938,346	—
NGN	SCB	05/02/12	23,572,000	142,000	604,694	462,694	—
NGN	SCB	05/29/12	66,387,400	411,960	409,648	—	2,312
PEN	HSB	04/09/12	1,221,515	457,000	458,002	1,002	—
PHP	BRC	04/26/12	20,442,320	472,000	475,316	3,316	—
PLN	BRC	04/30/12	653,138	199,170	209,489	10,319	—
PLN	BRC	04/30/12	2,777,553	855,000	890,878	35,878	—
PLN	CIT	04/30/12	3,422,982	1,064,427	1,097,895	33,468	—
PLN	JPM	04/02/12	486,451	156,372	156,483	111	—
PLN	JPM	05/31/12	473,662	152,328	151,419	—	909
RON	BRC	04/18/12	326,222	99,233	99,005	—	228
RON	BRC	04/18/12	333,213	100,099	101,127	1,028	—
RON	ING	04/18/12	1,330,000	403,771	403,639	—	132

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2012 (unaudited)

Forward Currency Purchase Contracts open at March 31, 2012 (continued):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

RSD	BRC	04/10/12	13,331,250	$158,989	$84,568	$—	$74,421
RSD	BRC	04/10/12	14,699,250	174,534	93,247	—	81,287
RSD	BRC	04/27/12	17,655,000	219,263	111,997	—	107,266
RSD	BRC	04/27/12	20,594,000	241,501	130,641	—	110,860
RSD	CIT	04/02/12	13,831,000	164,225	87,739	—	76,486
RSD	CIT	04/02/12	35,958,620	433,367	228,108	—	205,259
RSD	CIT	05/03/12	49,789,620	595,854	312,030	—	283,824
RUB	UBS	04/06/12	1,392,610	47,000	47,466	466	—
RUB	UBS	04/06/12	12,037,750	358,000	410,300	52,300	—
SGD	BRC	04/17/12	617,305	488,000	491,080	3,080	—
SGD	HSB	05/14/12	651,008	519,000	517,909	—	1,091
SGD	SCB	05/22/12	520,947	414,000	414,445	445	—
THB	HSB	04/05/12	27,245,094	899,000	883,028	—	15,972
THB	SCB	05/29/12	16,373,608	529,000	528,807	—	193
TRY	BRC	04/17/12	840,622	461,500	470,019	8,519	—
TRY	BRC	09/28/12	137,141	74,428	74,124	—	304
TRY	BRC	09/28/12	889,928	443,368	481,001	37,633	—
TRY	JPM	04/10/12	1,756,027	975,516	983,438	7,922	—
TRY	JPM	09/28/12	524,943	261,816	283,728	21,912	—
TRY	JPM	09/28/12	868,681	461,500	469,517	8,017	—
UGX	CIT	04/16/12	553,763,000	173,866	218,063	44,197	—
UGX	CIT	04/17/12	431,439,000	174,672	169,794	—	4,878
UGX	CIT	04/19/12	1,400,663,000	557,589	550,583	—	7,006
UGX	CIT	05/07/12	224,190,000	89,856	87,222	—	2,634
UGX	SCB	06/25/12	177,300,000	64,637	67,594	2,957	—
ZAR	BRC	04/30/12	3,799,541	498,000	493,365	—	4,635
ZAR	CIT	10/29/12	3,319,861	400,949	419,803	18,854	—
ZAR	CIT	10/29/12	4,083,337	493,902	516,346	22,444	—
ZAR	CIT	11/08/12	1,494,015	180,035	188,644	8,609	—
ZAR	JPM	05/21/12	5,396,630	699,000	698,648	—	352
ZAR	JPM	06/29/12	3,301,545	401,575	425,029	23,454	—
ZAR	JPM	10/29/12	2,561,174	310,069	323,865	13,796	—
ZMK	BRC	04/10/12	1,727,800,000	326,000	326,851	851	—
ZMK	BRC	04/13/12	481,754,000	91,000	91,088	88	—
ZMK	BRC	05/08/12	450,117,500	85,000	84,751	—	249
ZMK	BRC	05/08/12	505,780,000	95,000	95,232	232	—

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2012 (unaudited)

Forward Currency Purchase Contracts open at March 31, 2012 (concluded):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

ZMK	CIT	04/16/12	375,022,000	$71,000	$70,872	$—	$128
ZMK	CIT	05/02/12	761,760,000	144,000	143,574	—	426
ZMK	SCB	04/23/12	1,449,279,750	273,966	273,566	—	400

Total Forward Currency Purchase Contracts				$42,811,496	$44,764,558	$3,423,481	$1,470,419

Forward Currency Sale Contracts open at March 31, 2012:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

BRL	HSB	04/03/12	2,021,380	$1,177,000	$1,107,332	$69,668	$—
BRL	RBC	04/03/12	2,021,380	1,109,368	1,107,332	2,036	—
BRL	RBC	05/03/12	1,672,799	913,000	910,119	2,881	—
CNY	JPM	06/13/12	177,100	28,000	28,089	—	89
CNY	JPM	06/13/12	963,531	151,000	152,821	—	1,821
COP	BNP	04/16/12	218,766,000	114,000	122,191	—	8,191
CZK	JPM	04/16/12	6,704,627	357,198	360,723	—	3,525
EUR	BNP	04/02/12	137,669	183,333	183,608	—	275
EUR	BRC	04/10/12	119,692	158,989	159,637	—	648
EUR	BRC	04/10/12	131,938	174,534	175,971	—	1,437
EUR	BRC	04/18/12	74,580	99,232	99,474	—	242
EUR	BRC	04/18/12	75,949	100,098	101,300	—	1,202
EUR	BRC	04/27/12	165,000	219,262	220,083	—	821
EUR	BRC	04/27/12	184,402	241,501	245,962	—	4,461
EUR	BRC	04/30/12	48,806	65,027	65,101	—	74
EUR	CIT	04/02/12	124,357	164,225	165,855	—	1,630
EUR	CIT	04/02/12	325,565	433,367	434,206	—	839
EUR	CIT	04/27/12	348,000	458,125	464,175	—	6,050
EUR	CIT	05/03/12	445,345	595,855	594,033	1,822	—
EUR	CIT	05/29/12	348,000	458,213	464,255	—	6,042
EUR	HSB	04/02/12	1,393,816	1,874,000	1,858,932	15,068	—
EUR	HSB	06/04/12	1,393,816	1,857,957	1,859,504	—	1,547
EUR	ING	04/18/12	304,149	403,771	405,670	—	1,899
EUR	ING	04/30/12	504,405	666,899	672,802	—	5,903
EUR	JPM	04/02/12	117,000	156,372	156,043	329	—
EUR	JPM	04/13/12	369,773	493,297	493,187	110	—
EUR	JPM	05/31/12	113,000	152,327	150,751	1,576	—

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2012 (unaudited)

Forward Currency Sale Contracts open at March 31, 2012 (concluded):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

JPY	HSB	07/02/12	15,064,110	$180,755	$182,150	$—	$1,395
JPY	SCB	04/25/12	88,571,275	1,150,000	1,070,283	79,717	—
MXN	HSB	06/12/12	12,671,237	982,000	983,922	—	1,922
MXN	UBS	04/03/12	3,717,485	286,000	290,569	—	4,569
MXN	UBS	07/03/12	3,843,753	298,000	297,901	99	—
PLN	BRC	04/30/12	1,486,323	462,000	476,727	—	14,727
PLN	JPM	04/02/12	486,451	155,601	156,483	—	882
RSD	CIT	04/02/12	49,789,620	596,401	315,847	280,554	—
TRY	BRC	04/17/12	137,141	76,873	76,680	193	—
TRY	BRC	04/17/12	703,481	370,000	393,339	—	23,339
TRY	BRC	09/28/12	1,118,361	555,018	604,468	—	49,450
TRY	CIT	09/28/12	613,301	316,657	331,486	—	14,829
TRY	JPM	04/10/12	761,322	416,000	426,368	—	10,368
TRY	JPM	04/10/12	806,546	446,000	451,695	—	5,695
TRY	JPM	09/28/12	526,263	271,088	284,442	—	13,354
TRY	JPM	09/28/12	563,944	290,559	304,809	—	14,250
ZAR	CIT	06/29/12	2,344,931	299,852	301,878	—	2,026
ZAR	CIT	06/29/12	3,257,349	402,301	419,340	—	17,039
ZAR	CIT	06/29/12	4,135,762	527,405	532,423	—	5,018
ZAR	CIT	10/29/12	3,347,733	407,490	423,328	—	15,838
ZAR	CIT	10/29/12	3,441,327	410,048	435,163	—	25,115
ZAR	CIT	11/08/12	1,494,015	180,448	188,644	—	8,196
ZAR	JPM	05/21/12	1,555,795	199,714	201,413	—	1,699

Total Forward Currency Sale Contracts				$22,086,160	$21,908,514	454,053	276,407

Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$3,877,534	$1,746,826

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (concluded)
March 31, 2012 (unaudited)

Currency Abbreviations:
BRL	—	Brazilian Real	MYR	—	Malaysian Ringgit
CLP	—	Chilean Peso	NGN	—	Nigerian Naira
CNY	—	Chinese Renminbi	PEN	—	Peruvian Nuevo Sol
COP	—	Colombian Peso	PHP	—	Philippine Peso
CZK	—	Czech Koruna	PLN	—	Polish Zloty
DOP	—	Dominican Peso	RON	—	New Romanian Leu
EUR	—	Euro	RSD	—	Serbian Dinar
GHS	—	Ghanaian Cedi	RUB	—	Russian Ruble
IDR	—	Indonesian Rupiah	SGD	—	Singapore Dollar
ILS	—	Israeli Shekel	THB	—	Thai Baht
INR	—	Indian Rupee	TRY	—	New Turkish Lira
JPY	—	Japanese Yen	UGX	—	Ugandan Shilling
KRW	—	South Korean Won	ZAR	—	South African Rand
KZT	—	Kazakhstan Tenge	ZMK	—	Zambian Kwacha
MXN	—	Mexican New Peso

Counterparty Abbreviations:
BNP	—	BNP Paribas SA
BRC	—	Barclays Bank PLC
CIT	—	Citibank NA
HSB	—	HSBC Bank USA
ING	—	ING Bank NV
JPM	—	JPMorgan Chase Bank
RBC	—	Royal Bank of Canada
SCB	—	Standard Chartered Bank
UBS	—	UBS AG

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Notes to Portfolio of Investments
March 31, 2012 (unaudited)

(a)	Segregated security for forward currency contracts.

(b)	Non-income producing security.

(c)	Principal amount denominated in respective country’s currency.

(d)

For federal income tax purposes, the aggregate cost was $100,346,653, aggregate gross unrealized appreciation was $8,591,017, aggregate gross unrealized depreciation was $3,777,022, and the net unrealized appreciation was $4,813,995.

Security Abbreviations:
ADR	—	American Depositary Receipt
NTN-B	—	Brazil Sovereign “Nota do Tesouro Nacional” Series B
NTN-F	—	Brazil Sovereign “Nota do Tesouro Nacional” Series F
REIT	—	Real Estate Investment Trust
SDR	—	Swedish Depositary Receipt

Portfolio holdings by industry (as percentage of net assets):

Agriculture	2.6%
Alcohol & Tobacco	3.0
Automotive	2.7
Banking	9.7
Chemicals	1.3
Commercial Services	1.3
Construction & Engineering	1.4
Consumer Products	0.7
Electric	1.1
Energy Integrated	8.2
Energy Services	1.9
Financial Services	3.9
Food & Beverages	2.4
Gas Utilities	0.8
Health Services	0.9
Housing	1.5
Insurance	10.2
Leisure & Entertainment	3.7
Manufacturing	4.4
Metals & Mining	4.4
Pharmaceutical & Biotechnology	3.5
Real Estate	6.6
Retail	0.2
Semiconductors & Components	3.1
Technology Hardware	0.8
Telecommunications	12.2
Transportation	4.2

Subtotal	96.7
Foreign Government Obligations	12.9
Short-Term Investment	0.1

Total Investments	109.7%

Lazard World Dividend & Income Fund, Inc.
Notes to Portfolio of Investments (continued)
March 31, 2012 (unaudited)

Valuation of Investments:

Market values for securities are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last reported sales price except as described below; securities listed on foreign exchanges that are not traded on the valuation date are valued at the last quoted bid price. Forward currency contracts are valued at the current cost of offsetting the contracts. Investments in money market funds are valued at the fund’s net asset value.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board of Directors (the “Board”). The Valuation Committee of the Investment Manager may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts also will be considered.

Fair Value Measurements:

Fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of accounting principles generally accepted in the United States of America also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

Lazard World Dividend & Income Fund, Inc.
Notes to Portfolio of Investments (concluded)
March 31, 2012 (unaudited)

The following table summarizes the valuation of the Fund’s investments by each fair value hierarchy level as of March 31, 2012:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of March 31, 2012

Assets:
Common Stocks*	$91,015,036	$—	$—	$91,015,036
Preferred Stock*	1,629,869	—	—	1,629,869
Foreign Government Obligations*	—	12,443,979	—	12,443,979
Short-Term Investment	—	71,764	—	71,764
Other Financial Instruments**
Forward Currency Contracts	—	3,877,534	—	3,877,534

Total	$92,644,905	$16,393,277	$—	$109,038,182

Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(1,746,826)	$—	$(1,746,826)

*	Please refer to Portfolio of Investments (pages 7 through 9) and Notes to Portfolio of Investments (page 16) for portfolio holdings by country and industry.

**	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation/depreciation.

There were no significant transfers into or out of Levels 1, 2 or 3 during the period ended March 31, 2012.

Lazard World Dividend & Income Fund, Inc.
Dividend Reinvestment Plan
(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your common stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional common stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of common stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)

If the common stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per common share on that date or (ii) 95% of the common stock’s market price on that date.

(2)

If the common stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the common stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of common stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your common stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard World Dividend & Income Fund, Inc.
Board of Directors and Officers Information
(unaudited)

Name (Age)	Position(s) with the Fund(1)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years

Board of Directors:

Class I — Directors with Term Expiring in 2013
Independent Directors:

Leon M. Pollack (71)	Director	Private Investor

Robert M. Solmson (64)	Director	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Interested Director:

Charles L. Carroll (51)	Chief Executive Officer, President and Director	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Class II — Directors with Term Expiring in 2014
Independent Directors:

Kenneth S. Davidson (67)(2)	Director	Davidson Capital Management Corporation, an investment manager, President (1978 – present) Aquiline Holdings LLC, an investment manager, Partner (2006 – present)

Nancy A. Eckl (49)	Director

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)
College Retirement Equities Fund (eight accounts), Trustee (2007 – present)
TIAA-CREF Funds (57 funds) and TIAA-CREF Life Funds (10 funds), Trustee (2007 – present)
TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

Lester Z. Lieberman (81)	Director	Private Investor

Class III — Directors with Term Expiring in 2015
Independent Director:

Richard Reiss, Jr. (68)	Director	Georgica Advisors LLC, an investment manager, Chairman (1997 – present) O’Charley’s, Inc., a restaurant chain, Director (1984 – present)

Interested Director:

Ashish Bhutani (52)	Director	Investment Manager, Chief Executive Officer (2004 – present) Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)

Each Director also serves as a Director for each of The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard Global Total Return and Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”). All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, L.L.C. and Lazard Alternative Strategies 1099 Fund, closed-end registered management investment companies advised by an affiliate of the Investment Manager.

(2)

It is possible that Mr. Davidson could be deemed to be an affiliate of a company that has an indirect ownership interest in a broker-dealer that the Investment Manager may use to execute portfolio transactions for clients other than the Fund, and thus an “interested person” (as defined in the Investment Company Act of 1940, as amended (the “Act”)) of the Fund. However, due to the structure of Mr. Davidson’s relationship with the company and the remote nature of any deemed affiliation with the broker-dealer, Mr. Davidson is not identified as an “interested person” (as defined in the Act) of the Fund. Mr. Davidson participates in Fund Board meetings as if his status were that of an “interested person” (as defined in the Act) of the Fund.

Lazard World Dividend & Income Fund, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age)	Position(s) with the Fund(1)	Principal Occupation(s) Held During the Past Five Years

Officers(2):

Nathan A. Paul (39)	Vice President and Secretary	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (53)	Treasurer	Vice President of the Investment Manager

Brian D. Simon (50)	Chief Compliance Officer And Assistant Secretary	Managing Director (since February 2011, previously Director) of the Investment Manager and Chief Compliance Officer (since January 2009) of the Investment Manager and the Fund

Tamar Goldstein (37)	Assistant Secretary	Senior Vice President (since February 2012, previously Vice President and Counsel) of the Investment Manager

Cesar A. Trelles (37)	Assistant Treasurer	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	Each officer also serves as an officer for each of the Lazard Funds.

(2)	In addition to Charles L. Carroll, President, whose information is included in the Class I Interested Director section.

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Lazard World Dividend & Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
Computershare, Inc.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112-6300
www.LazardNet.com

This report is intended only for the information of stockholders of Lazard World Dividend & Income Fund, Inc.